[GRAPHIC]

Annual Report December 31, 2000

Oppenheimer

Convertible Securities Fund

[LOGO OF OPPENHEIMERFUNDS]

REPORT HIGHLIGHTS

CONTENTS

1	President’s Letter

3	An Interview
with Your Fund’s
Manager

7	Fund Performance

12	Financial
Statements

36	Independent
Auditors’ Report

37	Federal
Income Tax
Information

38	Officers and Trustees

Fund Objective

Oppenheimer Convertible Securities Fund seeks total return through a combination of current income and capital appreciation. It invests primarily in securities that are convertible into common stock.

Average Annual
Total Returns*

For the 1-Year Period
Ended 12/31/00

Class A
Without	With
Sales Chg.	Sales Chg.

–4.8%	–10.28%
Class B
Without	With
Sales Chg.	Sales Chg.

–5.55%	–9.78%
Class C
Without	With
Sales Chg.	Sales Chg.

–5.56%	–6.4%
Class M
Without	With
Sales Chg.	Sales Chg.

–5.30%	–8.38%

*See Notes on page 10 for further details.

PRESIDENT’S LETTER

Dear Shareholder,

[PHOTO OF BRIDGET A. MACASKILL]

Bridget A. Macaskill President Oppenheimer Convertible Securities Fund

The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.

     In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high-quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.

     Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high-quality bonds.

     The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.

     Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest

1 OPPENHEIMER CONVERTIBLE SECURITIES FUND

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.” Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.

     In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

     In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
January 23, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER CONVERTIBLE SECURITIES FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

[PHOTO OF ROBERT YOUNG AND EDWARD EVERETT]

Portfolio Management Team (l to r) Robert Young Edward Everett (Portfolio Manager)

Q How did the Fund perform over the fiscal year that ended December 31, 2000?

A. The performance of Oppenheimer Convertible Securities Fund reflected the overall convertible securities environment, experiencing much volatility and ending the year with negative performance. However, we were able to cushion the negative effects of that volatility by adhering to our investment process of selectively investing in companies that we believe have strong fundamentals and that are well positioned for positive long-term total returns. Another factor that helped the Fund offset volatility over the period was the defensive nature of convertible securities as compared with common stocks.

Why did the convertible market experience so much volatility year-to-date?

As many investors are well aware, stocks of companies in the technology and telecommunications sectors have generally performed poorly this fiscal year. Since many convertible securities today are issued by tech and telecom companies, it is difficult for convertibles in aggregate to generate positive returns at a time when these two industry sectors are lagging other sectors.

Despite this volatility, how did you manage the Fund?

Our investment strategy has, for the most part, remained unchanged from past years. We believe that rigorous bottom-up research is essential in all types of markets; and this approach served us particularly well this period. We concentrated our efforts on identifying companies with what we believe were solid fundamentals, workable business plans and good prospects for positive, long-term returns. In short, we continue to seek those companies that, in our opinion, will ultimately prove to be survivors. This, plus our emphasis on quality, helped the Fund perform relatively well.

3 OPPENHEIMER CONVERTIBLE SECURITIES FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Average Annual
Total Returns with
Sales Charge
For the Periods Ended12/31/00[1]
Class A		Since
1-Year	5-Year	Inception

–10.28%	8.55%	10.28%
Class B		Since
1-Year	5-Year	Inception

–9.78%	8.72%	10.50%
Class C		Since
1-Year	5-Year	Inception

–6.4%	N/A	9.06%
Class M
1-Year	5-Year	10-Year

–8.38%	8.57%	14.40%

Which sectors most significantly contributed to performance?

Energy has been a strong performer this year, particularly in the first eight months of the period. Our exposure to this sector benefited the Fund, as did the portfolio’s overall exposure to pharmaceuticals—sectors with solid fundamentals. For example, many pharmaceutical companies have generated 20–30% earnings growth per year. During 1999, many growth investors essentially ignored these companies, preferring to chase returns in Internet-type stocks. Consequently, we believe a number of securities in the pharmaceutical sector have been undervalued. As Internet and technology stocks faltered in 2000, many investors returned to pharmaceutical stocks because of their historically strong and stable growth. Therefore, in our view, pharmaceutical stocks appear to be a true growth area for investors.

     Our holdings in biotechnology also benefited Fund performance this period. At the same time, we should add that we invest selectively in this sector—seeking to identify those companies that are relatively farther along in the business-development cycle. While biotechnology produced favorable returns despite substantial volatility during the period, we are presently cautious about the sector’s ability to sustain the types of returns we saw in 2000. As a group, biotech companies tend to be difficult to gauge in terms of valuation, since many of them are in the early stages of business or product development.

     Another industry sector that boosted the Fund’s performance was financial services. We held a few, but significant, names in this sector, such as MetLife Capital Trust. In addition to rebounding from what we believe were low valuations, financial services—insurance providers in particular—have also experienced improving fundamentals. The overall pricing environment for insurers has improved and, consequently, these holdings helped add to our returns.

1. See page 10 for further details.

4 OPPENHEIMER CONVERTIBLE SECURITIES FUND

In your opinion, which sectors offer the greatest potential for good returns in convertibles?

We are optimistic about many companies in the semiconductor industry, which we believe remains a strong growth industry in spite of rocky times this year. It is a truly cyclical industry, which leads us to believe that many of these stocks will rebound in the months ahead. In addition, bonds issued by semiconductor firms are currently generating yields to maturity of 10% and higher, often with maturities of no more than five years. In short, we feel that securities issued by this industry have room for significant price appreciation and positive total return moving forward.

     Likewise, we believe great value exists right now in select telecommunications issues. We feel that as the rate of economic growth stabilizes, and as technology valuations level off, these securities have the potential to appreciate in value and deliver solid long-term rates of total return.

What message do you offer to investors for the coming months?

It’s obvious that, for many investors, exposure to the markets this year has meant extreme volatility and high levels of risk. We believe convertibles offer a way to stay invested in the markets with lower volatility than equities. At the same time, they afford investors the opportunity to enjoy yields that can be appreciably higher than the returns available from most equity funds. What we see as the promising outlook for convertibles, coupled with our disciplined investment approach, makes Oppenheimer Convertible Securities Fund an important part of The Right Way to Invest.

5 OPPENHEIMER CONVERTIBLE SECURITIES FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

[GRAPH]

Portfolio Allocation[2]

Bonds	62.2%
Stocks	33.2%
Cash Equivalents	4.6%

Convertible Bond Sector Allocation[3]

Technology	18.1%

Capital Goods	9.1

Healthcare	8.9

Consumer Cyclicals	6.2

Communication Services	5.7

Consumer Staples	4.6

Energy	4.1

Financial	0.4

Top Five Holdings By Issuer[2]

Repurchase Agreement	4.6%

Roche Holdings, Inc.	2.5

Tyco International Ltd.	2.3

Corning, Inc.	1.9

Solectron Corp.	1.8

2. Portfolio is subject to change. Percentages are as of December 31, 2000, and are based on total market value of investments.
3. Portfolio is subject to change. Percentages are as of December 31, 2000, and are based on net assets.

6 OPPENHEIMER CONVERTIBLE SECURITIES FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during fiscal year ended December 31, 2000, followed by a graphical comparison of the Fund’s performance to three appropriate broad-based market indices.

Management’s discussion of performance. During the Fund’s fiscal year that ended December 31, 2000, Oppenheimer Convertible Securities Fund’s performance was diminished by extreme volatility in the convertibles market. Sectors such as energy and pharmaceuticals, which performed well throughout the year, added to Fund returns. In addition, the portfolio managers’ careful selections in biotechnology and financial services, particularly insurance, boosted performance. These strong returns, however, were offset by the portfolio’s holdings in technology and telecommunications, which suffered extreme price volatility and poor performance during the period. The Fund’s overall investment strategy remained unchanged, with rigorous, in-depth bottom-up research serving the Fund’s performance well in an overall volatile and uncertain market environment. The Fund’s portfolio holdings, allocations and management strategies are subject to change.

Comparing the Fund’s performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class M shares of the Fund. Performance reflects deduction of the maximum initial sales charge on Class A and Class M shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

     The Fund’s performance is compared to the performance of the Goldman Sachs Convertible Bond 100 Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index. The Goldman Sachs Convertible Bond 100 Index is an unmanaged index of convertible securities. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities, widely recognized as a measure of the performance of the domestic debt securities market. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices.

7 OPPENHEIMER CONVERTIBLE SECURITIES FUND

FUND PERFORMANCE

1. See page 10 for further details.

8 OPPENHEIMER CONVERTIBLE SECURITIES FUND

The performance information for all three indices begins on 4/30/95 for Class A and Class B, 2/29/96 for Class C and 12/31/90 for Class M.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

9 OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to substantial short-term changes. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 5/1/95. The Fund’s maximum sales charge for Class A shares was lower prior to 3/11/96, so actual performance may have been higher. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 5/1/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception). The ending account value shown in the graph is net of the applicable 2% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/11/96. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class M shares of the Fund were first publicly offered on 6/3/86. Class M returns include the current maximum initial sales charge of 3.25%. Prior to March 11, 1996, Class M shares were designated as Class A shares. Class M shares are subject to an annual 0.50% asset-based sales charge.

An explanation of the different performance calculations is in the Fund’s prospectus.

10 OPPENHEIMER CONVERTIBLE SECURITIES FUND

Financials

11 OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS December 31, 2000

	Principal Amount	Market Value See Note 1

Convertible Corporate Bonds and Notes—57.1%

Capital Goods—9.1%

Aerospace/Defense—0.3%
Orbital Sciences Corp., 5% Cv. Unsec. Sub. Nts., 10/1/02	$6,000,000	$2,535,000

Industrial Services—2.3%
Getty Images, Inc., 5% Cv. Sub. Nts., 3/15/07[1]	5,000,000	3,818,750

SystemOne Technologies, Inc., 8.25% Cv. Sub. Nts., 2/18/03[2]	4,895,928	4,259,458

Waste Management, Inc., 4% Cv. Unsec. Nts., 2/1/02	12,000,000	11,565,000

		19,643,208

Manufacturing—6.5%
Celestica, Inc., Zero Coupon CV Nts., 3.66%, 8/1/20[3]	14,000,000	6,090,000

Robbins & Myers, Inc., 6.50% CV Unsec. Nts., 9/1/03	3,500,000	3,386,250

Sanmina Corp., Zero Coupon CV Sub. Bonds, 4.13%, 9/12/20[1,3]	18,000,000	6,840,000

SCI Systems, Inc., 3% CV Sub. Nts., 3/15/07	6,000,000	4,777,500

Solectron Corp., Zero Coupon CV Liquid Yield Option Nts., 2.55%, 5/8/20[3]	27,000,000	15,288,750

Tyco International Ltd., Zero Coupon CV Liquid Yield Option Nts.,
1.46%, 11/17/20[1,3]	25,000,000	19,406,250

		55,788,750

Communication Services—5.7%

Telecommunications: Long Distance—2.0%
Excite @Home, 4.75% CV Unsec. Sub. Nts., 12/15/06
(CV into At Home Corp., Cl. A common stock)	10,000,000	5,112,500

Exodus Communications, Inc., 4.75% CV Nts., 7/15/08[1]	4,000,000	3,045,000

Level 3 Communications, Inc., 6% CV Nts., 9/15/09	7,000,000	4,961,250

Telefonos de Mexico SA, 4.25% CV Sr. Nts., 6/15/04	4,000,000	4,395,000

		17,513,750

Telecommunications: Wireless—3.7%
American Tower Corp., 5% CV Nts., 2/15/10[1]	6,000,000	5,475,000

Gilat Satellite Networks Ltd., 4.25% CV Sub. Nts., 3/15/05[1]	8,000,000	5,080,000

Liberty Media Corp., 4% Sr. Exchangeable Debs., 11/15/29
(exchangeable into Sprint Corp.-PCS Group common stock)	15,000,000	10,050,000

Nextel Communications, Inc., 5.25% CV Sr. Nts., 1/15/10[1]	15,000,000	10,912,500

		31,517,500

Consumer Cyclicals—6.2%

Autos & Housing—2.0%
EOP Operating LP, 7.25% CV Sr. Nts., 11/15/08[1]	9,000,000	9,450,000

Magna International, Inc., 5% CV Sub. Debs., 10/15/02	8,000,000	7,820,000

		17,270,000

Consumer Services—0.9%
Cendant Corp., 3% CV Sub. Nts., 2/15/02	8,000,000	7,480,000

12 OPPENHEIMER CONVERTIBLE SECURITIES FUND

	Principal Amount	Market Value See Note 1

Media—2.9%
Interpublic Group of Cos., Inc., 1.87% CV Unsec. Nts., 6/1/06	$10,000,000	$9,312,500

Omnicom Group, Inc., 2.25% CV Unsec. Nts., 1/6/13	4,000,000	6,905,000

Young & Rubicam, Inc., 3% CV Sub. Nts., 1/15/05
(CV into WPP Group plc common stock)	9,000,000	8,842,500

		25,060,000

Retail: Specialty—0.4%
Amazon.com, Inc.:
4.75% CV Sub. Debs., 2/1/09[1]	5,000,000	1,875,000
4.75% CV Sub. Debs., 2/1/09	3,000,000	1,125,000

		3,000,000

Consumer Staples—4.6%

Broadcasting—3.0%
Charter Communications, Inc., 5.75% CV Bonds, 10/15/05[1]	7,000,000	8,566,250

Clear Channel Communications, Inc., 2.625% CV Sr. Nts., 4/1/03	12,000,000	12,090,000

EchoStar Communications Corp., 4.875% CV Nts., 1/1/07[1]	7,000,000	5,285,000

		25,941,250

Food & Drug Retailers—1.6%
Alkermes, Inc., 3.75% CV Sub. Nts., 2/15/07	6,000,000	3,907,500

Costco Cos., Inc., Zero Coupon CV Sub. Nts., 1.73%, 8/19/17[3]	10,000,000	9,600,000

		13,507,500

Energy—4.1%

Energy Services—2.5%
Diamond Offshore Drilling, Inc., 3.75% CV Unsec. Sub. Nts.,
2/15/07	6,000,000	6,615,000

Nabors Industries, Inc., Zero Coupon Sr. CV Unsec. Nts., 2.43%, 6/20/20[3]	12,000,000	9,135,000

Pride International, Inc., Zero Coupon CV Sub. Debs., 6.51%,
4/24/18[3]	12,000,000	5,100,000

		20,850,000

Oil: Domestic—1.6%
Devon Energy Corp., 4.95% CV Sr. Unsec. Debs., 8/15/08
(CV into Chevron Corp. common stock)	8,000,000	7,620,000

Kerr-McGee Corp., 5.25% CV Unsec. Sub. Nts., 2/15/10	5,000,000	6,275,000

		13,895,000

Financial—0.4%

Diversifed Financial—0.4%
Ameritrade Holding Corp.:
5.75% CV Nts., 8/1/04[1]	2,000,000	950,000
5.75% CV Nts., 8/1/04	5,000,000	2,375,000

		3,325,000

13 OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Market Value See Note 1

Healthcare—8.9%

Healthcare/Drugs—8.9%
Affymetrix, Inc., 4.75% Cv. Sub. Nts., 2/15/07	$7,000,000	$5,180,000

ALZA Corp., Zero Coupon Cv. Unsec. Sub. Debs., 2.81%, 7/28/20[1,3]	10,000,000	6,962,500

Athena Neurosciences, Inc., 4.75% Gtd. Cv. Nts., 11/15/04
(cv. into Elan Corp. plc common stock)	5,000,000	6,650,000

Centocor, Inc., 4.75% Cv. Unsec. Sub. Debs., 2/15/05
(cv. into Johnson & Johnson common stock)	6,000,000	8,205,000

Gilead Sciences, Inc., 5% Cv. Nts., 12/15/07[1]	5,000,000	5,131,250

Human Genome Sciences, Inc., 3.75% Cv. Unsec. Sub. Nts., 3/15/07[1]	6,000,000	5,070,000

Roche Holdings, Inc., Zero Coupon Cv. Liquid Yield Option Nts.:
2.31%, 1/19/15 (cv. into Genentech, Inc. common stock)[1,3]	14,000,000	12,652,500
4.78%, 4/20/10[1,3]	15,000,000	8,719,500

Sepracor, Inc., 5% Cv. Sub. Nts., 2/15/07	5,000,000	5,218,750

Teva Pharmaceutical Industries Ltd., 1.50% Cv. Nts., 10/15/05[1]	7,000,000	7,700,000

Vertex Pharmaceuticals, Inc., 5% Cv. Unsec. Sub. Nts., 9/19/07[1]	5,000,000	4,875,000

		76,364,500

Technology—18.1%

Communications Equipment—2.6%
Comverse Technology, Inc., 1.50% Cv. Sr. Nts., 12/1/05[1]	6,000,000	6,742,500

Corning, Inc., Zero Coupon Cv. Sr. Unsec. Debs., 1.79%, 11/8/15[3]	22,000,000	15,702,500

		22,445,000

Computer Hardware—3.7%
Hewlett-Packard Co., Zero Coupon Cv. Sr. Liquid Yield Option Nts.,
2.38%, 10/14/17[3]	20,000,000	10,650,000

Juniper Networks, Inc., 4.75% Cv. Unsec. Sub. Nts., 3/15/07	10,000,000	10,212,500

Redback Networks, Inc., 5% Cv. Unsec. Sub. Nts., 4/1/07	8,000,000	4,490,000

Symbol Technologies, Inc., 5.75% Cv. Sub. Nts., 1/1/03	7,000,000	6,615,000

		31,967,500

Computer Services—1.0%
CheckFree Corp., 6.50% Cv. Nts., 12/1/06	5,000,000	4,500,000

Critical Path, Inc., 5.75% Cv. Sub. Nts., 4/1/05	6,000,000	4,012,500

		8,512,500

Computer Software—3.1%
Aspen Technology, Inc., 5.25% Cv. Sub. Debs., 6/15/05	4,500,000	3,735,000

BEA Systems, Inc., 4% Cv. Nts., 12/15/06	2,000,000	4,160,000

Mercury Interactive Corp., 4.75% Cv. Nts., 7/1/07[1]	6,000,000	6,315,000

Rational Software Corp., 5% Cv. Sub. Nts., 2/1/07[1]	5,000,000	6,431,250

Tecnomatix Technologies Ltd., 5.25% Cv. Sub. Nts., 8/15/04	5,000,000	3,256,250

Veritas Software Corp., 1.856% Cv. Sub. Nts., 8/13/06	1,000,000	2,495,000

		26,392,500

14 OPPENHEIMER CONVERTIBLE SECURITIES FUND

	Principal Amount	Market Value See Note 1

Electronics—7.7%
Analog Devices, Inc., 4.75% Cv. Sub. Nts., 10/1/05[1]	$12,000,000	$10,590,000

ASM Lithography Holding NV, 4.25% Cv. Nts., 11/30/04[1]	7,000,000	6,501,250

Cypress Semiconductor Corp., 4% Cv. Unsec. Nts., 2/1/05	8,000,000	6,230,000

International Rectifier Corp.:
4.25% Cv. Sub. Nts., 7/15/07[1]	6,000,000	4,020,000
4.25% Cv. Unsec. Sub. Nts., 7/15/07	1,000,000	670,000

LSI Logic Corp., 4% Cv. Unsec. Sub. Nts., 2/15/05	8,000,000	5,720,000

Semtech Corp., 4.50% Cv. Sub. Nts., 2/1/07	5,000,000	3,756,250

Thermo Electron Corp., 4% Cv. Unsec. Sub. Nts., Series RG, 1/15/05	11,999,999	11,205,000

TranSwitch Corp.,4.50% Cv. Unsec. Unsub. Nts., 9/12/05[1]	6,000,000	5,332,500

TriQuint Semiconductor, Inc., 4% Cv. Sub. Nts., 3/1/07	5,000,000	4,331,250

Vitesse Semiconductor Corp., 4% Cv. Sub. Nts., 3/15/05	10,000,000	8,025,000

		66,381,250

Total Convertible Corporate Bonds and Notes (Cost $527,103,676)		489,390,208
	Shares

Preferred Stocks—29.9%

Basic Materials—0.8%

Paper—0.8%
International Paper Capital Trust, 5.25% Cum. Cv., Non-Vtg.
(Cv. into International Paper Co. common stock)	150,000	6,712,500

Capital Goods—2.9%

Aerospace/Defense—1.1%
Coltec Capital Trust, 5.25% Cv., Term Income Deferrable Equity Securities
(Cv. into B.F. Goodrich Co. common stock)	100,000	3,962,500

Continental Air Finance Trust II, 6% Cum. Cv. Term Income
Deferrable Equity Securities[2,4]	110,000	5,698,550

		9,661,050

Industrial Services—0.6%
Sensormatic Electronics Corp.:
6.50% Cv.[1]	150,000	4,106,250
6.50% Cv., Non-Vtg.	25,000	684,375

		4,790,625

Manufacturing—1.2%
Ingersoll-Rand Co., 6.75% Cv. Preferred Redeemable Increased
Dividend Equity Securities, Non-Vtg.	250,000	5,328,125

Sealed Air Corp., $2.00 Cv., Series A	150,000	4,837,500

		10,165,625

15 OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Market Value See Note 1

Consumer Cyclicals—1.6%

Consumer Services—1.6%
Cox Communications, Inc., 7% Cv. Preferred Redeemable Increased
Dividend Equity Securities, Non-Vtg.	120,000	$7,440,000

Entercom Communications Capital Trust, 6.25% Cum. Cv.	140,000	6,597,500

		14,037,500

Consumer Staples—3.2%

Entertainment—1.3%
Seagram Co. Ltd. (The), 7.50% Automatic Common Exchangeable Securities	100,000	5,187,500

Wendy’s Financing I, $2.50 Term Convertible Securities, Series A
(cv. into Wendy's International, Inc. common stock)	100,000	5,450,000

		10,637,500

Food—0.7%
Suiza Capital Trust II/Suiza Foods Corp., 5.50% Cv. Cum., Non-Vtg.	170,000	6,162,500

Food & Drug Retailers—0.6%
CVS Corp. Automatic Common Exchange Security Trust, 6% Cv.Trust
Automatic Common Exchange Securities	50,000	4,993,750

Household Goods—0.6%
Newell Financial Trust I, 5.25% Cv. Quarterly Income Preferred Securities,
Non-Vtg.	170,000	5,482,500

Energy—2.6%

Energy Services—0.6%
Weatherford International, Inc., 5% Cv.	110,000	5,403,750

Oil: Domestic—2.0%
Apache Corp., 6.50% Cv. Automatic Common Exchange Securities	100,000	6,018,750

Kerr-McGee Corp., 5.50% Cv. Unsec. Debt Exchangeable for Common Stock
of Devon Energy Corp.	100,000	5,512,500

Unocal Capital Trust, 6.25% Cum. Cv., Non-Vtg.	110,000	5,472,500

		17,003,750

Communications Services—4.1%

Telecommunications: Long Distance—2.1%
Global Crossing Ltd., 7% Cum. Cv.	60,000	7,327,500

McLeodUSA, Inc., 6.75% Cv., Series A	10,000	3,944,687

Qwest Trends Trust, 5.75% Cv.[1]	100,000	6,875,000

		18,147,187

Telephone Utilities—0.7%
BroadWing, Inc., 6.75% Cv., Series B	150,000	6,337,500

Telecommunications: Wireless—1.3%
Crown Castle International Corp., 6.25% Cv.	110,000	4,977,500

MediaOne Group, Inc., 6.25% Cv. Premium Income Exchangeable Securities
(exchangeable for Airtouch Communications, Inc. common stock)	75,000	6,093,750

		11,071,250

16 OPPENHEIMER CONVERTIBLE SECURITIES FUND

		Market Value See Note 1
	Shares

Financial—6.1%

Banks—1.0%
National Australia Bank Ltd., ExCaps (each ExCap consists of $25 principal amount of 7.875% Perpetual Capital Security and a purchase contract entitling the holder to exchange ExCaps for ordinary shares)[5]	300,000	$8,587,500

Insurance—1.9%
ACE Ltd., 8.25% Cv. Preferred Redeemable Increased Dividend Equity Securities, Non-Vtg.	60,000	5,160,000

MetLife Capital Trust I, 8% Cv., Non-Vtg.	100,000	10,950,000

		16,110,000

Real Estate Investment Trusts—2.5%
Equity Residential Properties Trust, 7.25% Cv., Series G	350,000	8,728,125

General Growth Properties, Inc., 7.25% Cv. Preferred Income Equity Redeemable Stock	250,000	6,125,000

Vornado Realty Trust, 6.50% Cv., Series A	120,000	6,480,000

		21,333,125

Savings & Loans—0.7%
Sovereign Capital Trust II, 7.50% Cv. Preferred Income Equity Redeemable Stock, Units (each unit consists of one preferred plus one warrant to purchase 5.3355 shares of Sovereign Bancorp common stock)[5]	120,000	5,820,000

Healthcare—2.4%

Healthcare/Drugs—1.8%
Biovail Corp., 6.75% Cv.	70,000	5,005,000

Pharmacia Corp., 6.50% Cv. Adjustable Conversion-rate Equity Security	200,000	10,362,500

		15,367,500

Healthcare/Supplies & Services—0.6%
McKesson Financial Trust, 5% Cv., Non-Vtg.	100,000	5,200,000

Technology—1.5%

Computer Software—1.5%
Tribune Co., 2% Unsec. Participation Hybrid Option Note Exchangeable Securities (exchangeable for shares of America Online, Inc.)	150,000	12,918,750

Transportation—1.1%

Railroads & Truckers—1.1%
Union Pacific Capital Trust, 6.25% Cum. Cv. Term Income Deferrable Equity Securities, Non-Vtg.	200,000	9,350,000

Utilities—3.6%

Electric Utilities—2.6%
AES Trust VII, 6% Cv.[4]	140,000	9,537,500

Calpine Capital Trust III, 5% Cv., Remarketable Term Income Deferrable Equity Securities[1]	140,000	8,452,500

SEI Trust I, 6.25% Cum. Cv., Series A4	75,000	4,650,000

		22,640,000

17 OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Market Value See Note 1

Gas Utilities—1.0%
El Paso Energy Corp. Capital Trust I, 4.75% CV	100,000	$8,900,000

Total Preferred Stocks (Cost $241,036,427)		256,833,862

Common Stocks—2.8%
Charter One Financial, Inc.	200,000	5,775,000

Chase Manhattan Corp.	150,000	6,815,625

Citigroup, Inc.	150,000	7,659,375

Danskin, Inc.[4,6]	2,610,710	417,714

Danskin, Inc. Restricted Common Shares[2,4,6]	2,015,119	199,497

Hudson Hotels Corp.[4,6]	555,556	709,200

News Corp. Ltd. (The), Sponsored ADR, Preference	80,000	2,325,000

Total Common Stocks (Cost $24,844,411)		23,901,411

	Units

Rights, Warrants and Certificates—0.0%
Danskin, Inc. Wts., Exp. 10/8/042,6	367,801	14,712

Portion of Danskin, Inc. Promissory Nt., to be used to purchase
53,309 shares of restricted common stock in rights offering[2,6]	—	15,993

Total Rights, Warrants and Certificates (Cost $15,993)		30,705

	Principal Amount

Structured Instruments—4.1%
Bank of America NA, Lucent Market Indexed Deposits, 6%, 2/9/02	$10,000,000	3,193,000

Credit Suisse First Boston Corp. (New York Branch), Carnival Corp.
Equity Linked Nts., 7%, 7/17/02[2]	8,000,166	10,200,212

Deutsche Bank AG/AT&T Corp. Linked Nts., 3.10%, 11/5/02[2]	8,000,000	6,980,000

Lehman Brothers Holdings, Inc., Ten Uncommon Values Index
Basket Adjusting Structured Equity Securities, 0.25%, 7/8/03	10,000,000	8,775,000

Merrill Lynch & Co., Inc., Medium-Term Stock-Linked Nts.,
Series B, 7%, 7/8/02 (linked to the performance of
The Gap, Inc. common stock)	7,000,000	6,300,000

Total Structured Instruments (Cost $43,056,522)		35,448,212

Repurchase Agreements—4.5%
Repurchase agreement with Banc One Capital Markets, Inc., 5.75%, dated 12/29/00, to be repurchased at $38,815,783 on 1/2/01,
collateralized by U.S. Treasury Bonds, 6.625%–11.25%, 2/15/15–2/15/27,
with a value of $7,195,724 and US Treasury Nts., 5%–7.875%,1/31/01–
8/15/07, with a value of $32,426,332 (Cost $38,791,000)	38,791,000	38,791,000

Total Investments, at Value (Cost $874,848,029)	98.4%	844,395,398

Other Assets Net of Liabilities	1.6	13,455,143

Net Assets	100.0%	$857,850,541

18 OPPENHEIMER CONVERTIBLE SECURITIES FUND

Footnotes to Statement of Investments
1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $197,180,750 or 22.99% of the Fund's net assets as of December 31, 2000.
2.	Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.
3.	Zero coupon bond reflects the effective yield on the date of purchase.
4.	Non-income-producing security.
5.	Units may be composed of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
6.	Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2000. The aggregrate fair value of securities of affiliated companies held by the Fund as of December 31, 2000, amounts to $1,357,117.
Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units December 31, 1999	Gross Additions	Gross Reductions	Shares/Units December 31, 2000

Danskin, Inc.	3,408,210	—	797,500	2,610,710
Danskin, Inc., Restricted Common Shares	289,251	1,725,868	—	2,015,119
Danskin, Inc., $88.2722 CV, Series D (CV into
1,471,203 restricted common shares)	88	—	88	—
Danskin, Inc. Wts., Exp. 10/8/04	367,801	—	—	367,801
Hudson Hotels Corp.	—	555,556	—	555,556
Portion of Danskin, Inc. Promissory Nt.,
to be used to purchase 53,309 shares of
restricted common stock in rights offering	—	—	—	—

See accompanying Notes to Financial Statements.

19 OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2000

Assets
Investments, at value—see accompanying statement:
Unaffiliated companies (cost $869,238,074)	$843,038,281
Affiliated companies (cost $5,609,955)	1,357,117

844,495,398

Receivables and other assets:
Shares of beneficial interest sold	10,785,872
Investments sold	8,640,728
Interest and dividends	6,956,620
Other	191,409

Total assets	870,970,027

Liabilities
Bank overdraft	105,014

Payables and other liabilities:
Investments purchased	7,946,987
Shares of beneficial interest redeemed	3,860,287
Distribution and service plan fees	552,756
Accrued taxes	149,217
Transfer and shareholder servicing agent fees	145,257
Trustees’ compensation	111,524
Other	248,444

Total liabilities	13,119,486

Net Assets	$857,850,541

Composition of Net Assets
Paid-in capital	$890,105,568

Undistributed net investment income	2,917,576

Accumulated net realized loss on investment transactions	(4,721,136)

Net unrealized depreciation on investments	(30,451,467)

Net Assets	$857,850,541

20 OPPENHEIMER CONVERTIBLE SECURITIES FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redempton price per share (based on net assets of
$210,902,791 and 15,227,570 shares of beneficial interest outstanding)	$13.85
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)	$14.69

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $373,859,631
and 26,949,064 shares of beneficial interest outstanding)	$13.87

Class C Shares:
Net asset value, redemption price (excluding applicable contingent deferred sales charge) and offering price per share (based on net assets of $91,566,800
and 6,614,724 shares of beneficial interest outstanding)	$13.84

Class M Shares:
Net asset value and redemption price per share (based on net assets of
$181,521,319 and 13,114,316 shares of beneficial interest outstanding)	$13.84
Maximum offering price per share (net asset value plus sales charge
of 3.25% of offering price)	$14.30

See accompanying Notes to Financial Statements.

21 OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2000

Investment Income

Interest (net of foreign withholding taxes of $28,574)	$35,581,017

Dividends (net of foreign withholding taxes of $15,362)	15,293,020

Total income	50,874,037

Expenses

Management fees	4,428,354

Distribution and service plan fees:
Class A	487,802
Class B	4,187,467
Class C	965,812
Class M	1,562,700

Transfer and shareholder servicing agent fees:
Class A	271,669
Class B	566,847
Class C	127,661
Class M	269,812

Accounting service fees	289,525

Custodian fees and expenses	80,410

Trustees’ compensation	62,955

Revolving credit interest	8,174

Other	559,680

Total expenses	13,868,868
Less expenses paid indirectly	(44,728)

Net expenses	13,824,140

Net Investment Income	37,049,897

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Unaffiliated companies (including premiums on options exercised)	65,210,984
Affiliated companies	(806,598)
Closing and expiration of option contracts written	766,248

Net realized gain	65,170,634

Net change in unrealized depreciation on investments	(150,205,007)

Net realized and unrealized loss	(85,034,373)

Net Decrease in Net Assets Resulting from Operations	$(47,984,476)

See accompanying Notes to Financial Statements.

22 OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2000	1999

Operations

Net investment income	$37,049,897	$38,292,215

Net realized gain (loss)	65,170,634	70,071,773

Net change in unrealized appreciation (depreciation)	(150,205,007)	86,533,925

Net increase (decrease) in net assets resulting from operations	(47,984,476)	194,897,913

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(10,113,441)	(9,741,207)
Class B	(15,140,454)	(15,529,379)
Class C	(3,500,021)	(3,532,239)
Class M	(8,322,743)	(9,489,390)

Distributions from net realized gain:
Class A	(15,118,095)	(14,347,902)
Class B	(26,757,914)	(28,098,374)
Class C	(6,541,994)	(6,147,578)
Class M	(13,030,290)	(15,305,909)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	26,434,814	(21,379,419)
Class B	6,336,358	(54,697,711)
Class C	12,799,188	(23,083,766)
Class M	(21,626,824)	(52,420,296)

Net Assets

Total decrease	(122,565,892)	(58,875,257)

Beginning of period	980,416,433	1,039,291,690

End of period (including undistributed net investment
income of $2,917,576 and $1,602,392, respectively)	$857,850,541	$980,416,433

See accompanying Notes to Financial Statements.

23 OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended December 31,	2000	1999	1998	1997	1996[1]

Per Share Operating Data

Net asset value, beginning of period	$16.36	$14.84	$15.32	$14.27	$13.96

Income (loss) from investment operations:
Net investment income	.72	.70	.70	.71 [2]	.73 [2]
Net realized and unrealized gain (loss)	(1.45)	2.66	(.08)	1.93 [2]	.65 [2]

Total income (loss) from
investment operations	(.73)	3.36	.62	2.64	1.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.72)	(.70)	(.70)	(.72)	(.72)
Distributions from net realized gain	(1.06)	(1.14)	(.40)	(.87)	(.35)

Total dividends and/or distributions
to shareholders	(1.78)	(1.84)	(1.10)	(1.59)	(1.07)

Net asset value, end of period	$13.85	$16.36	$14.84	$15.32	$14.27

Total Return, at Net Asset Value[3]	(4.81)%	23.37%	4.08%	18.77%	10.13%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$210,903	$220,671	$221,693	$192,212	$93,578

Average net assets (in thousands)	$225,938	$207,008	$220,423	$145,929	$41,617

Ratios to average net assets:[4]
Net investment income	4.42%	4.55%	4.55%	4.58%	5.11%
Expenses	0.90%	0.95%	0.93%[5]	0.95%[5]	0.98%[5]
Expenses, net of interest expense[6]	N/A	N/A	0.93%[5]	0.95%[5]	0.97%[5]

Portfolio turnover rate	127%	95%	90%	79%	53%

1.	On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2.	Per share information has been determined based on average shares outstanding for the period.
3.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4.	Annualized for periods of less than one full year.
5.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6.	During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class B Year Ended December 31,	2000	1999	1998	1997	1996[1]

Per Share Operating Data

Net asset value, beginning of period	$16.38	$14.87	$15.35	$14.29	$13.98

Income (loss) from investment operations:
Net investment income	.59	.59	.58	.59 [2]	.62 [2]
Net realized and unrealized gain (loss)	(1.45)	2.65	(.08)	1.94 [2]	.65 [2]

Total income (loss) from investment
operations	(.86)	3.24	.50	2.53	1.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.59)	(.58)	(.60)	(.61)
Distributions from net realized gain	(1.06)	(1.14)	(.40)	(.87)	(.35)

Total dividends and/or distributions
to shareholders	(1.65)	(1.73)	(.98)	(1.47)	(.96)

Net asset value, end of period	$13.87	$16.38	$14.87	$15.35	$14.29

Total Return, at Net Asset Value[3]	(5.55)%	22.35%	3.30%	17.93%	9.28%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$373,860	$431,370	$445,544	$383,755	$211,176

Average net assets (in thousands)	$418,592	$414,611	$441,677	$296,426	$113,784

Ratios to average net assets:[4]
Net investment income	3.62%	3.79%	3.79%	3.80%	4.31%
Expenses	1.70%	1.71%	1.69%[5]	1.72%[5]	1.75%[5]
Expenses, net of interest expense[6]	N/A	N/A	1.69%[5]	1.72%[5]	1.73%[5]

Portfolio turnover rate	127%	95%	90%	79%	53%

1.	On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2.	Per share information has been determined based on average shares outstanding for the period.
3.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4.	Annualized for periods of less than one full year.
5.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6.	During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

25 OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended December 31,	2000	1999	1998	1997	1996[1,2]

Per Share Operating Data

Net asset value, beginning of period	$16.35	$14.84	$15.32	$14.27	$14.03

Income (loss) from investment operations:
Net investment income	.59	.59	.58	.59 [3]	.50 [3]
Net realized and unrealized gain (loss)	(1.45)	2.65	(.08)	1.93 [3]	.59 [3]

Total income (loss) from investment
operations	(.86)	3.24	.50	2.52	1.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.59)	(.58)	(.60)	(.50)
Distributions from net realized gain	(1.06)	(1.14)	(.40)	(.87)	(.35)

Total dividends and/or distributions
to shareholders	(1.65)	(1.73)	(.98)	(1.47)	(.85)

Net asset value, end of period	$13.84	$16.35	$14.84	$15.32	$14.27

Total Return, at Net Asset Value[4]	(5.56)%	22.41%	3.32%	17.88%	7.74%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$91,567	$94,352	$108,339	$85,397	$38,312

Average net assets (in thousands)	$96,574	$94,329	$105,974	$62,343	$18,550

Ratios to average net assets:[5]
Net investment income	3.62%	3.80%	3.81%	3.82%	4.32%
Expenses	1.70%	1.70%	1.68%[6]	1.70%[6]	1.68%[6]
Expenses, net of interest expense [7]	N/A	N/A	1.68%[6]	1.70%[6]	1.67%[6]

Portfolio turnover rate	127%	95%	90%	79%	53%

1.	On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2.	For the period from March 11, 1996 (inception of offering) to December 31, 1996.
3.	Per share information has been determined based on average shares outstanding for the period.
4.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5.	Annualized for periods of less than one full year.
6.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7.	During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

26 OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class M Year Ended December 31,	2000	1999	1998	1997	1996[1]

Per Share Operating Data

Net asset value, beginning of period	$16.35	$14.84	$15.32	$14.27	$13.96

Income (loss) from investment operations:
Net investment income	.64	.63	.62	.62 [2]	.65 [2]
Net realized and unrealized gain (loss)	(1.45)	2.65	(.08)	1.94 [2]	.66 [2]

Total income (loss) from investment
operations	(.81)	3.28	.54	2.56	1.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.63)	(.62)	(.64)	(.65)
Distributions from net realized gain	(1.06)	(1.14)	(.40)	(.87)	(.35)

Total dividends and/or distributions
to shareholders	(1.70)	(1.77)	(1.02)	(1.51)	(1.00)

Net asset value, end of period	$13.84	$16.35	$14.84	$15.32	$14.27

Total Return, at Net Asset Value[3]	(5.30)%	22.74%	3.58%	18.19%	9.58%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$181,521	$234,023	$263,716	$297,292	$274,043

Average net assets (in thousands)	$213,617	$235,419	$288,953	$285,621	$264,936

Ratios to average net assets:[4]
Net investment income	3.90%	4.06%	4.02%	4.05%	4.59%
Expenses	1.42%	1.45%	1.43%[5]	1.46%[5]	1.58%[5]
Expenses, net of interest expense[6]	N/A	N/A	1.43%[5]	1.46%[5]	1.55%[5]

Portfolio turnover rate	127%	95%	90%	79%	53%

1.	On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2.	Per share information has been determined based on average shares outstanding for the period.
3.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4.	Annualized for periods of less than one full year.
5.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6.	During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

27 OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
Oppenheimer Convertible Securities Fund (the Fund), a portfolio of Oppenheimer Bond Fund Series, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class M shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class M shares are sold with a reduced front-end sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and M have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Structured Notes. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the notes’ volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of December 31, 2000, the market value of these securities comprised 4.1% of the Fund’s net assets and resulted in unrealized losses in the current period of $7,608,310.

28 OPPENHEIMER CONVERTIBLE SECURITIES FUND

Repurchase Agreements.The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     During 1995, the Fund acquired all of the assets and liabilities of another investment company which did not distribute its net investment income or realized gains and was taxed as a C corporation. Accordingly, an accrued tax liability was assumed by the Fund on the date of the acquisition. As of December 31, 2000, the remaining accrued tax liability for net unrealized gains on investments at the time of the acquisition was $149,217.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 2000, a credit of $22,788 was made for the Fund’s projected benefit obligations, resulting in an accumulated liability of $99,596 as of December 31, 2000.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

29 OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies Continued

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $5,527,763, an increase in undistributed net investment income of $1,341,946, and a decrease in accumulated net realized gain on investments of $6,869,709. This reclassification includes $5,145,256 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund accreted discounts, but did not amortize premiums on debt securities. The cumulative effect of adopting the Guide will have no impact on the total net assets of the Fund, but will result in a $4,258,851 decrease to cost of securities and a corresponding $4,258,851 decrease in net unrealized depreciation, based on securities held as of January 1, 2001.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

30 OPPENHEIMER CONVERTIBLE SECURITIES FUND

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2000		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount

Class A
Sold	4,492,999	$73,262,578	1,839,242	$28,451,586
Dividends and/or distributions
reinvested	1,408,059	20,695,775	1,245,687	19,795,587
Redeemed	(4,163,564)	(67,523,539)	(4,530,563)	(69,626,592)

Net increase (decrease)	1,737,494	$26,434,814	(1,445,634)	$(21,379,419)

Class B
Sold	3,623,198	$58,332,510	2,027,260	$31,242,213
Dividends and/or distributions
reinvested	1,924,353	28,274,254	2,239,180	35,741,741
Redeemed	(4,927,958)	(80,270,406)	(7,908,649)	(121,681,665)

Net increase (decrease)	619,593	$6,336,358	(3,642,209)	$(54,697,711)

Class C
Sold	1,661,971	$26,864,444	666,790	$10,271,657
Dividends and/or distributions
reinvested	457,164	6,682,931	499,994	7,958,464
Redeemed	(1,275,551)	(20,748,187)	(2,698,276)	(41,313,887)

Net increase (decrease)	843,584	$12,799,188	(1,531,492)	$(23,083,766)

Class M
Sold	434,338	$6,754,353	253,587	$3,881,769
Dividends and/or distributions
reinvested	987,040	14,529,335	1,228,639	19,534,574
Redeemed	(2,620,442)	(42,910,512)	(4,938,225)	(75,836,639)

Net decrease	(1,199,064)	$(21,626,824)	(3,455,999)	$(52,420,296)

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $1,098,023,929 and $1,105,919,134, respectively.

As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $876,257,164 was:

Gross unrealized appreciation	$ 63,556,973
Gross unrealized depreciation	(95,418,739)

Net unrealized depreciation	$(31,861,766)

31 OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $50 million of average annual net assets of the Fund, 0.50% of the next $250 million and 0.4375% of average annual net assets over $300 million. The Fund’s management fee for the year ended December 31, 2000, was an annualized rate of 0.46%, before any waiver by the Manager if applicable.

Accounting Fees.Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. The Fund pays an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

Year Ended	Aggregate Front-End Sales Charges on Class A Shares	Aggregate Front-End Sales Charges on Class M Shares	Class A Fron-End Sales Charges Retained by Distributor	Class M Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]

December 31,
2000	$580,724	$86,526	$160,280	$12,604	$76,275	$1,524,129	$206,428

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class M shares from its own resources at the time of sale.

	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class M Contingent Deferred Sales Charges Retained by Distributor

Year Ended

December 31, 2000	$4,821	$1,047,242	$10,773	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class M shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

32 OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended December 31, 2000, payments under the Class A plan totaled $487,802 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $48,835 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class M Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class M plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B and Class M shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor’s actual expenses in selling Class B, Class C and Class M shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 2000, were as follows:

			Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

	Total Payments Under Plan	Amount Retained by Distributor

Class B Plan	$4,187,467	$3,439,422	$7,537,663	2.02%
Class C Plan	965,812	144,667	1,530,733	1.67
Class M Plan	1,562,700	478,231	—	—

33 OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2000, was as follows:

		Call Options

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 1999	1,900	$871,787
Options written	2,900	1,542,382
Options closed or expired	(3,400)	(1,943,769)
Options exercised	(1,400)	(470,400)

Options outstanding as of December 31, 2000	—	$—

6. Illiquid or Restricted Securities

As of December 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if

34 OPPENHEIMER CONVERTIBLE SECURITIES FUND

its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2000, was $27,368,421, which represents 3.19% of the Fund’s net assets, of which $7,210,202 is considered restricted. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost Per Unit	Valuation Per Unit as of December 31, 2000	Unrealized Appreciation (Depreciation)

Bonds
Deutsche Bank AG/AT&T Corp.
Linked Nts., 3.10%, 11/5/02	10/29/97	100.00%	87.25%	$(1,020,000)
Stocks and Warrants
Danskin, Inc.:
Portion of Promissory Nt. to be used to
purchase 53,309 shares of restricted
common stock in rights offering	8/14/95	$0.30	$0.30	—
Restricted Common Shares	8/14/95	0.30	0.09	(328,640)
Wts., Exp. 10/8/04	8/14/95	—	0.04
				14,712

7. Bank Borrowings

The Fund may borrow up to a certain percentage of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.

     The Fund had no borrowings outstanding for the year ended or at December 31, 2000.

35  OPPENHEIMER CONVERTIBLE SECURITIES FUND

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Shareholders of Oppenheimer Convertible Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Convertible Securities Fund as of December 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999, and the financial highlights for each of the years in the four-year period ended December 31, 1999, were audited by other auditors whose report dated January 24, 2000, expressed an unqualified opinion on this information.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Convertible Securities Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado January 23, 2001

36  OPPENHEIMER CONVERTIBLE SECURITIES FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends and distributions of $1.2318, $1.2013, $1.2015 and $1.2117 per share were paid to Class A, Class B, Class C and Class M shareholders, respectively, on December 28, 2000, of which $0.6444 was designated as a “capital gain distribution” for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended December 31, 2000 which are not designated as capital gain distributions should be multiplied by 22% to arrive at the net amount eligible for the corporate dividend-received deduction.

     During the fiscal year ended December 31, 2000, shareholders redeemed $5,145,256 from the Fund. A portion of these proceeds represent Long-Term Capital Gain distributions in the amount of $2,742,760. This notification is to meet certain IRS requirements.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

37 OPPENHEIMER CONVERTIBLE SECURITIES FUND

OPPENHEIMER CONVERTIBLE SECURITIES FUND

A Series of Oppenheimer Bond Fund Series

Officers and Trustees	Bridget A. Macaskill, Trustee, President and Chairman of the Board
John Cannon, Trustee
Paul Y. Clinton, Trustee
Thomas W. Courtney, Trustee
Robert G. Galli, Trustee
Lacy B. Herrmann, Trustee
George Loft, Trustee
Edward Everett, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Adele A. Campbell, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Custodian of	The Bank of New York
Portfolio Securities

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

For more complete information about Oppenheimer Convertible Securities Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call Oppenheimer Funds Distributor, Inc. at 1.800.525.7048, or visit the Oppenheimer Funds Internet website, at www.oppenheimerfunds.com.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Oppenheimer funds are distributed by Oppenheimer Funds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

38  OPPENHEIMER CONVERTIBLE SECURITIES FUND

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RA0345.001.1200 March 1, 2001